                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DYNAMIC CREDIT COLLATERAL ANALYSIS
SURF 2005-BC3   ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE
                                WE ARE BUYING***

      *** ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR,
               ALL OTHER ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                                       Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High      LTV       Total Collateral  Curr. Bal./Loan   FICO      DTI      LTV     GWAC    % SFD  % PUD
--------  ---------    --------    ----------------  ---------------  -------  -------  -------  -------  -----  -----
  500        524         > 65%            0.81          143,807.69     514.35    39.74   75.77   8.20251  84.17   5.98
  525        574         > 65%           16.98          172,728.28     552.79    39.61   80.76   7.39585  81.76  11.38
  575        599         > 65%           12.99          162,516.95     588.03    39.97   82.82   7.29053  77.25  11.89
  600        619         > 70%           16.01          149,937.64     610.04    40.64   84.45   7.19517  81.02   9.21
  620        639         > 70%           14.60          147,247.00     629.42    41.58   85.95   7.29555  71.83  17.35
  640        659         > 70%           14.41          146,770.95     648.68    41.59   86.04   7.26279  75.13  11.77
  660        679         > 80%            1.64           65,458.53     668.73    41.99   96.67   9.14618  74.03  13.01
  680        699         > 80%            1.04           59,071.62      689.1    40.45   97.96   9.60449  74.07  18.32
  700        724         > 80%            0.76           59,554.74     710.72    42.97   97.13    9.4722  67.95  15.28
  725        749         > 80%            0.36           54,868.50      735.1    41.41   99.42    9.7848  71.04  11.34
  750        max         > 90%            0.24           50,355.84     769.17    41.28   99.87   10.0913  60.07  26.44

                                                                                          % With
% Owner Occ  % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI   % Int Only  Seconds
-----------  ----------  -----------  ----------  ---------  --------  -----  ----------  -------
    96.55       0.00         2.22        82.00       2.78      0.00        0      1.27      1.84
    99.30       0.41         2.90        76.26       4.36      0.00    31.48     17.56      4.81
    99.01       0.58         4.80        69.53       3.57      0.00    34.23     24.21     19.47
    98.49       1.20         3.25        66.93       5.03      0.00    32.19     25.19     34.25
    98.53       1.43         3.17        52.25       3.95      0.00    36.76     40.34     42.61
    96.32       3.42         6.51        34.88       0.78      0.07    31.12     41.87     47.53
    95.62       2.87         6.97        35.68       0.52      0.00    29.49     11.45      0.96
   100.00       0.00         1.62        16.61       3.81      0.00     8.26     10.69      6.88
    98.66       1.34         4.78        16.20       0.00      0.00     16.9      6.17     11.58
    99.40       0.60         4.54        21.60       0.00      0.00     6.98      0.00         0
    99.14       0.86         7.33        13.15       0.00      0.00        0      0.00         0

II. LTV AND DTI

                                        Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
LTV Low  LTV High        DTI        Total Collateral  Curr. Bal./Loan   FICO      DTI      LTV     GWAC    % SFD  % PUD
-------  --------  ---------------  ----------------  ---------------  -------  -------  -------  -------  -----  -----
 70.00%    79.99%        > 50%             0.57          216,318.65     578.83   52.49     75.84  6.65684  89.21   6.19
 80.00%    84.99%        > 50%             1.89          194,971.05     619.42   51.89     80.26  6.86923  71.56  10.53
 85.00%    89.99%        > 50%             0.66          168,465.82     586.61   52.36     86.31  7.29996  73.88  14.97
 90.00%    94.99%        > 50%             0.70          174,266.82     600.34   52.08     90.64  7.62064  80.88  12.25
 95.00%    99.99%        > 50%             0.30          181,474.25      607.1   51.65     95.27  8.25156  72.10  27.90
100.00%   109.99%        > 50%             0.48           64,203.58     635.44   51.84       100  9.36466  72.41   7.03
110.00%   max            > 50%

                                                                                          % With
% Owner Occ  % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI  % Int Only  Seconds
-----------  ----------  -----------  ----------  ---------  --------  -----  ----------  -------
   100.00       0.00         0.00        68.11       1.35      0.00      0       22.39     14.45
    99.58       0.42         8.95        71.67       2.20      0.00     6.02     28.24     71.46
    90.89       9.11         6.58        88.52       1.66      0.00    72.39      4.38      5.31
    96.35       3.65         5.38        78.89       4.52      0.00    82.33      8.66      5.55
   100.00       0.00         0.00        84.38       0.00      0.00    80.73     12.80         0
   100.00       0.00         7.27        74.73       0.98      0.00    39.01      0.00         0


III. DTI AND FICO

                                      Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
DTI Low  DTI High      FICO       Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC    % SFD  % PUD  % Owner Occ
-------  --------  -------------  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------
20.00%    29.99%       < 550            7.62           130,606.42     614.19   26.32    81.44   7.18207  80.58   9.28      95.84
30.00%    34.99%       < 600            6.34           128,216.87     643.58   32.81    83.22    7.1337  76.18  12.02      97.99
35.00%    39.99%       < 675            1.94           120,019.90     709.26   37.94    83.45    7.2032  72.85  15.30      99.47
40.00%    44.99%       < 675            3.54           126,956.08     706.85   42.78     83.6   7.13405  63.54  20.62      99.41
45.00%    49.99%       < 700            2.39           151,533.71     729.64   47.47    83.95   7.08092  67.71  18.20     100.00
50.00%    54.99%       < 750
   56%    max          < 750

                                                                             % With
% Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI   % Int Only  Seconds
----------  -----------  ----------  ---------  --------  -----  ----------  -------
   2.86         5.20        63.87       5.70      0.00    31.81     26.36     22.74
   2.01         4.92        49.54       1.48      0.00    26.97     34.79     40.72
   0.53         0.36        10.88       0.00      0.00        0     44.82     77.95
   0.59         8.03        16.66       0.36      0.00     2.83     46.79     77.33
   0.00         4.46        19.21       0.00      0.00     3.03     61.44     78.02



IV. LIMITED AND STATED  DOC

                         Row - %          Wtd Avg       Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan   FICO      DTI      LTV     GWAC    % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
  500        524           0.18           145,687.50     512.94   40.93    69.19    8.9252  87.36   0.00      91.43       0.00
  525        574           5.00           203,524.11     554.24   39.15    73.45   7.35642  81.20  10.04      98.61       1.39
  575        599           4.58           210,701.96     587.48   40.85    77.33   7.22823  75.61   7.45      99.03       0.74
  600        619           6.05           194,559.64     610.15   39.85    80.67   7.20107  79.39   9.08      98.15       1.41
  620        639           7.24           154,434.52      629.5   41.78    83.92   7.49877  71.16  19.08      99.31       0.61
  640        659           9.66           149,109.56     648.82   41.96    84.49   7.43262  74.22  12.99      97.17       2.70
  660        679           4.76           131,809.11     668.59   42.18    83.21   7.34739  67.41  19.43      98.25       0.50
  680        699           3.85           137,578.85     689.06   41.94    83.77   7.26612  72.78  19.66     100.00       0.00
  700        724           2.79           126,152.71     710.63   42.47    83.55   7.26909  59.76  20.95      99.73       0.27
  725        749           1.42           127,955.83     733.61   42.01    83.61   7.08415  71.73  14.30     100.00       0.00
  750        max           1.05           129,131.12     768.59   41.63    83.82   7.20397  60.89  23.97     100.00       0.00

% 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI   % Int Only  % CA   % NY  % FL
-----------  ----------  ---------  --------  -----  ----------  -----  ----  -----
    0.00        0.00       12.64      0.00        0      0.00    44.91  3.32   2.90
    4.47        0.00       16.46      0.00    14.88     27.33    37.50  7.72   8.50
    8.70        0.00       10.99      0.00    22.13     27.66    42.19  5.72   9.87
    4.66        0.00       13.50      0.00    28.61     27.16    36.56  4.16   9.98
    4.02        0.00        8.46      0.00    26.79     40.49    32.22  2.74  11.89
    6.68        0.00        1.67      0.00     19.7     42.67    30.56  3.98  11.39
    7.59        0.00        0.72      0.00     3.32     48.46    39.05  1.09   9.98
    1.54        0.00        1.36      0.00     1.71     53.78    40.22  5.32   6.02
    6.67        0.00        0.00      0.00     3.53     50.63    30.71  2.55  17.66
    3.17        0.00        0.00      0.00        0     45.42    42.05  3.77   6.01
    8.22        0.00        0.00      0.00        0     64.82    49.01  3.36   2.79

V. HIGH LTV LOANS

                     Row - %          Wtd Avg       Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
  LTV     LTV    Total Collateral  Curr. Bal./Loan   FICO      DTI      LTV     GWAC    % SFD  % PUD  % Owner Occ  % Investor
-------  ------  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
 80.00%   89.99%       14.12          186,284.62     594.68   40.50     85.37    7.22   80.13  11.42      97.75       2.11
 90.00%   94.99%       11.82          175,185.13     607.96   39.86     90.31    7.45   79.88   8.96      95.50       3.47
 95.00%   99.99%        3.54          118,647.94     629.82   40.90     95.87    8.23   82.08  11.29     100.00       0.00
100.00%  109.99%        9.18           57,647.52     649.66   42.13    100.00    9.72   74.37  14.94      99.94       0.05
110.00%  max

% 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI   % Int Only  % CA   % NY  % FL    2/28    3/27    5/25
-----------  ----------  ---------  --------  -----  ----------  -----  ----  -----   -----   -----   ----
    3.12        67.99       4.96      0.00    78.72     29.20    22.50  4.37   8.80   65.49   14.19   0.45
    4.26        68.77       6.08      0.00    88.02     30.41    18.25  3.55  11.05   74.45   12.01   0.32
    1.61        59.68       3.08      0.00    51.55     15.46    17.59  3.34   7.46   57.98   16.32      0
    3.58        47.64       1.77      0.00    23.63      2.57    25.48  1.80   9.64   21.09    4.24      0
110.00%

VI. IO LOANS

                         Row - %          Wtd Avg       Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan   FICO      DTI      LTV     GWAC    % SFD   % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------  -------  -------  -------  -------  ------  -----  -----------  ----------
   500       524           0.01           110,000.00     509.00   28.40    76.92     9.50   100.00   0.00     100.00       0.00
   525       574           3.40           268,047.45     555.53   39.63    78.07     7.08    76.49  14.47     100.00       0.00
   575       599           3.34           254,062.47     588.32   39.70    79.71     6.88    72.46  15.38      99.63       0.37
   600       619           4.48           257,737.05     609.87   39.82    80.43     6.61    78.43  13.01      99.34       0.31
   620       639           6.29           264,422.99     629.65   41.32    81.70     6.61    71.57  17.48     100.00       0.00
   640       659           6.19           259,057.87     648.70   42.49    82.33     6.61    76.17  13.40      99.75       0.00
   660       679           3.06           242,589.82     668.52   41.58    80.40     6.51    68.71  19.29     100.00       0.00
   680       699           2.52           259,045.25     688.69   42.07    80.32     6.40    65.82  25.34     100.00       0.00
   700       724           1.69           251,380.59     711.02   43.12    79.68     6.42    67.41  17.43      99.40       0.60
   725       749           0.76           227,411.42     733.19   42.68    79.46     6.19    69.22  11.02      98.87       1.13
   750       max           0.75           250,915.17     770.37   41.70    80.00     6.41    59.57  26.79     100.00       0.00

% 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI   % Int Only  % CA   % NY  % FL   2 yr IO   3 yr IO  5 yr IO
-----------  ----------  ---------  --------  -----  ----------  -----  ----  -----  -------   -------  -------
    0.00       100.00       0.00      0.00     0.00    100.00     0.00  0.00   0.00       0         0    100
    3.55        59.86       6.97      0.00    35.39    100.00    57.78  2.77   4.44       0      1.32     98.68
    3.84        62.09       6.14      0.00    24.36    100.00    57.31  1.40   5.00    1.82         0     96.58
    4.07        63.29       6.10      0.00    30.40    100.00    45.08  1.44   9.93    2.82         0     97.18
    1.63        53.45       2.63      0.00    30.25    100.00    50.44  2.56   6.20    2.61      0.84     95.56
    4.87        33.42       0.36      0.00    26.33    100.00    52.62  1.96   6.60     1.4      0.29     96.82
    3.92        24.52       0.00      0.00     4.50    100.00    54.64  0.00  11.48    4.57      0.95     94.48
    1.67        17.61       2.08      0.00     1.57    100.00    53.28  2.65   2.78    2.92         0     95.24
    2.50        16.36       0.00      0.00     2.16    100.00    53.00  0.00  14.55    0.73         0      97.8
    1.40        15.53       0.00      0.00     0.00    100.00    57.52  2.59   2.92    1.12      2.44     96.44
    9.21         9.30       0.00      0.00     0.00    100.00    56.15  3.76   2.99       0         0    100

VII. SECOND LIEN LOANS (IF ANY)

                         Row - %          Wtd Avg       Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan   FICO      DTI     CLTV     GWAC    % SFD   % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------  -------  -------  -------  -------  ------  -----  -----------  ----------
   500       524
   525       574           0.02           54,787.27      564.66   34.55    100.00   10.17   100.00   0.00     100.00       0.00
   575       599           0.37           40,176.30      589.76   40.30     99.79   10.57    71.35  16.10     100.00       0.00
   600       619           0.83           40,215.18      610.05   42.83     99.83   10.65    81.65   9.70     100.00       0.00
   620       639           1.35           45,561.30      629.72   42.60     99.73   10.55    64.51  24.36     100.00       0.00
   640       659           1.45           47,057.18      648.72   42.52     99.72   10.50    71.21  16.46      99.49       0.40
   660       679           1.07           48,763.44      668.88   42.05     99.68   10.22    68.32  18.56     100.00       0.00
   680       699           0.86           51,463.83      688.80   42.12     99.68   10.12    68.91  21.96     100.00       0.00
   700       724           0.61           49,891.38      711.30   42.83     99.86   10.13    61.78  19.08     100.00       0.00
   725       749           0.33           51,777.44      734.74   40.96     99.75   10.01    68.87  12.19      99.35       0.65
   750       max           0.24           50,355.84      769.17   41.28     99.87   10.09    60.07  26.44      99.14       0.86

% 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  % CA   % NY  % FL
-----------  ----------  ---------  --------  ----  ----------  -----  ----  -----

    0.00        12.13       0.00      0.00    0.00     0.00     87.87  0.00   0.00
    2.19        78.46       1.99      0.00    0.00     0.00     42.18  0.70   6.42
    1.88        76.10       2.83      0.00    0.00     0.00     24.45  1.24  10.79
    3.21        44.03       0.82      0.00    0.00     0.00     31.75  1.47   9.41
    7.16        23.24       0.31      0.00    0.00     0.00     33.80  2.35   9.98
    6.64        20.68       0.17      0.00    0.00     0.00     37.94  1.51  10.27
    1.94        16.44       0.00      0.00    0.00     0.00     41.82  4.79   6.94
    5.97        13.71       0.00      0.00    0.00     0.00     36.36  2.24  16.86
    4.88        15.72       0.00      0.00    0.00     0.00     45.57  5.39   6.00
    7.33        13.15       0.00      0.00    0.00     0.00     45.15  3.00   4.87

VIII. MANUFACTURED HOME LOANS (IF ANY)

                         Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan   FICO      DTI      LTV     GWAC    % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
   500       524           0.01           86,847.15      524.00   33.25    75.65     8.70    0.00   0.00     100.00       0.00
   525       574
   575       599           0.01           56,142.14      584.00   47.16    75.00     9.50    0.00   0.00     100.00       0.00
   600       619           0.03          104,403.53      607.84   30.40    77.65     7.57    0.00   0.00     100.00       0.00
   620       639
   640       659
   660       679
   680       699           0.01           97,142.64      681.00   39.66    75.00     7.63    0.00   0.00     100.00       0.00
   700       724
   725       749
   750       max

                                                                              %      % Single
% 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  Land/Home    wide    % CA   % NY  % FL  2/28  3/27  5/25
-----------  ----------  ---------  --------  ----  ----------  ---------  --------  -----  ----  ----  ----  ----  ----
    0.00       100.00       0.00      0.00    0.00     0.00         NA         NA     0.00    0     0     0    100    0

    0.00       100.00       0.00      0.00    0.00     0.00         NA         NA     0.00    0     0     0      0    0
    0.00       100.00       0.00      0.00    0.00     0.00         NA         NA    34.39    0     0     0      0    0



    0.00         0.00       0.00      0.00    0.00     0.00         NA         NA     0.00    0     0     0    100    0


   750